EXHIBIT 99.1

WaMu Mortgage Pass-Through Certificates

Series 2004-AR6

Marketing Materials

$[27,519,000] (Approximate)

Washington Mutual Mortgage Securities Corp.

Depositor and Master Servicer

Washington Mutual Bank, FA

Servicer

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                                                                      Date Prepared: May 20, 2004

 WaMu Mortgage Pass-Through Certificates, Series 2004-AR6

$[27,519,000] (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal (1) Amount (Approx.)	WAL (Yrs) To Roll/Mat (2)	Pmt Window (Mths) To Roll/Mat (2)	Certificate Interest Rate	Tranche Type	Expected Ratings Moody’s/S&P
B1	$14,979,000	6.49/6.85	1-145/1-479	(3)	Subordinate	[Aa2/AA]
B2	$8,012,000	6.49/6.85	1-145/1-479	(3)	Subordinate	[A2/A]
B3	$4,528,000	6.49/6.85	1-145/1-479	(3)	Subordinate	[Baa2/BBB]
B4	$4,528,000	Information Not Provided Hereby.			Subordinate	[Ba2/BB]
B5	$3,832,000				Subordinate	[NR/B]
B6	$2,440,722				Subordinate	[NR/NR]

Total:

	$38,319,722

(1)     The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)     WAL and Payment Window for the Class B-1, Class B-2 and Class B-3 Certificates are shown to the Optional Call Date (as defined herein) and to maturity.

(3)     For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), and (ii) the related Net WAC Cap.

Depositor and Master Servicer:  Washington Mutual Mortgage Securities Corp. (“WMMSC”).

Servicer:  Washington Mutual Bank, FA (“WMBFA”).

Co-Lead Managers:  Greenwich Capital Markets, Inc and WaMu Capital Corp.

Trustee:  Deutsche Bank National Trust Company.

Rating Agencies:  Moody’s and S&P will rate the Certificates, except the Class B-5 and B-6 Certificates.  The Class B-5 Certificates will be rated by S&P only. The Class B-6 Certificates will not be rated.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:  May 1, 2004.

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Expected Pricing Date:  On or about May [ 21], 2004.

Closing Date:  On or about May 26, 2004.

Distribution Date:  The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in June 2004.

Servicing Fee:  [0.375]% per annum of the aggregate principal balance of the Mortgage Loans.

Master Servicing Fee:  [0.050]% per annum of the aggregate principal balance of the Mortgage Loans.

Certificates:  The Class B-1, Class B-2 and Class B-3 Certificates (the “Offered Certificates”) are being offered publicly.

The “Senior Certificates” will consist of the Class A Certificates (the “Class A Certificates”), the Class X Certificates and the Class R Certificate.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”

Accrued Interest:  The Offered Certificates will settle without accrued interest (settle flat).

Interest Accrual Period:  The interest accrual period with respect to the Offered Certificates for a given Distribution Date will be  the period beginning with the 25th of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date (on a 30/360 basis).

Registration:  The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:  It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal income tax purposes.

ERISA Eligibility:  The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:  The Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Optional Termination:  The terms of the transaction allow for a termination of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment Speed:  The Offered Certificates will be priced to a prepayment speed of [20]% CPR.

Mortgage Loans:  As of May 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $[696,718,823] (the “Mortgage Loans”). The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of generally 1 or 3 months) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:  Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.35]% total subordination.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.20]% total subordination.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [1.55]% total subordination.

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:  Until the first Distribution Date occurring after [May 2014], the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Class A Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:                          Unscheduled Principal Payments (%)

June 2004 – May 2014      0% Pro Rata Share

June 2014 – May 2015      30% Pro Rata Share

June 2015 – May 2016      40% Pro Rata Share

June 2016 – May 2017      60% Pro Rata Share

June 2017 – May 2018      80% Pro Rata Share

June 2018 and after          100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid to the Class A Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [June 2007], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [June 2007], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

In the event the current senior percentage (aggregate principal balance of the Class A Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Class A Certificates will receive all unscheduled prepayments for the Mortgage Loans, regardless of any prepayment percentages.

Allocation of Realized Losses:  Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, pro rata to the Senior Certificates (other than the Class X Certificates) until each respective class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates) on a pro rata basis.

Net Mortgage Rate:  The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

Net WAC Cap:  The “Net WAC Cap” for the Class A and Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans.

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Available Funds Rate:  The “Available Funds Rate” for any Distribution Date is a rate, expressed as a fraction, the numerator of which is equal to the product of (i) the amount of interest distributions accrued on the Mortgage Loans on the basis of the Net WAC Cap, less Deferred Interest and (ii) 12 and the denominator of which is the aggregate principal balance of the Mortgage Loans prior to such distribution date.

Deferred Interest:  The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The amount of current interest on the Certificates will be reduced by the Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

For any Distribution Date for which the Net WAC Cap exceeds the Available Funds Rate, the excess will first result in a deferral of interest accrued on the Class X Certificate for the related Interest Accrual Period and a corresponding increase in the principal balance of the principal only component of the Class X Certificate.  In addition, if, for any Distribution Date and any Class of Class A or Subordinate Certificate, the Certificate Interest Rate for the related Interest Accrual Period exceeds Available Funds Rate, the excess will represent an allocation of Deferred Interest to such Class that will increase the Principal Amount of such Class.

Certificates Priority of Distributions:  Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)                   Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any reduction in the Deferred Interest amount allocated to the interest only component of the Class X Certificates);

2)                   Class R Certificates, Class A Certificates and the principal only component of the Class X Certificates, sequentially, from the Mortgage Loans, until the principal balance of such Class (or the principal only component in the case of the Class X Certificates) has been reduced to zero;

3)                   Class A Certificates, to pay the Carryover Shortfall Amount, (after giving effect to payments received from the YMA), if any;

4)                   Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

5)                   Class B-1 Certificates, principal allocable to such Class;

6)                   Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

7)                   Class B-2 Certificates, principal allocable to such Class;

8)                   Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

9)                   Class B-3 Certificates, principal allocable to such Class;

10)                Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

11)                Class R Certificate, any remaining amount.

* The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Deferred Interest allocated to such Class of Certificates on such Distribution Date.

RBS GREENWICH CAPITAL

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Yield Tables (%)

Class B-1 to Optional Call Date

Flat Price	0% CPR	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
100-00
WAL (yr)	17.95	10.14	8.44	6.49	4.63	3.59
MDUR (yr)	14.98	9.12	7.71	6.04	4.40	3.44
First Prin Pay	1	1	1	1	1	1
Last Prin Pay	352	222	187	145	95	68

Class B-2 to Optional Call Date

Flat Price	0% CPR	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
100-00
WAL (yr)	17.95	10.14	8.44	6.49	4.63	3.59
MDUR (yr)	14.15	8.81	7.49	5.90	4.33	3.39
First Prin Pay	1	1	1	1	1	1
Last Prin Pay	352	222	187	145	95	68

Class B-3 to Optional Call Date

Flat Price	0% CPR	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
94-26
WAL (yr)	17.95	10.14	8.44	6.49	4.63	3.59
MDUR (yr)	13.84	8.64	7.35	5.79	4.25	3.33
First Prin Pay	1	1	1	1	1	1
Last Prin Pay	352	222	187	145	95	68

RBS GREENWICH CAPITAL

Yield Tables (%)

Class B-1 to Maturity

Flat Price	0% CPR	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
100-00
WAL (yr)	18.07	10.55	8.85	6.85	4.95	3.87
MDUR (yr)	15.05	9.40	8.02	6.33	4.67	3.70
First Prin Pay	1	1	1	1	1	1
Last Prin Pay	479	479	479	479	479	479

Class B-2 to Maturity

Flat Price	0% CPR	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
100-00
WAL (yr)	18.07	10.55	8.85	6.85	4.95	3.87
MDUR (yr)	14.21	9.07	7.77	6.17	4.58	3.64
First Prin Pay	1	1	1	1	1	1
Last Prin Pay	479	479	479	479	479	479

Class B-3 to Maturity

Flat Price	0% CPR	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
94-26
WAL (yr)	18.07	10.55	8.85	6.85	4.95	3.87
MDUR (yr)	13.90	8.87	7.60	6.02	4.48	3.56
First Prin Pay	1	1	1	1	1	1
Last Prin Pay	479	479	479	479	479	479

RBS GREENWICH CAPITAL

RBS Greenwich Capital
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich
Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
	WAMU 2004-AR6 CA HIGH BALANCE LOANS
	Balances as of 5/01/04

Product:	Monthly MTA

Total Current Balance:	20,299,035
Total Original Balance:	20,345,563

Number Of Loans:	15

			Minimum	Maximum
Average Current Balance:	$1,353,268.99		$1,158,329.59	$1,496,563.72
Average Original Amount:	$1,356,370.87		$1,160,000.00	$1,500,000.00

Weighted Average Gross Coupon:	3.842%		3.675	4.125%
Weighted Average Gross Margin:	2.617%		2.450	2.900%
Weighted Average Max Int Rate:	9.956%		9.950	10.050%
Weighted Average Periodic Rate Cap:	0.000%		0.000	0.000%
Weighted Average First Rate Cap:	0.000%		0.000	0.000%

Weighted Average Original Ltv:	58.36%		43.83	71.43%

Weighted Average Fico Score:	709		646	773

Weighted Average Original Term:	375	months	360	480	months
Weighted Average Remaining Term:	374	months	358	479	months
Weighted Average Seasoning:	2	months	1	2	months

Weighted Average Next Rate Reset:	1	months	1	1	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average First Rate Adj Freq:	1	months	1	1	months

Weighted Average Prepay Oterm:	15	months	0	36	months

Top Neg Am Loans Concentrations ($):	100.00 % Negative Amortization
Top State Concentrations ($):	100.00 % California
Maximum Zip Code Concentration($):	13.29% 90077 (Barrington, CA)

First Pay Date:			Apr 01, 2004	May 01, 2004
Rate Chg Date:			Jun 01, 2004	Jun 01, 2004
Mature Date:			Mar 01, 2034	Apr 01, 2044

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Monthly MTA	15	20,299,034.88	100.00
Total	15	20,299,034.88	100.00

table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1,158,330 - 1,200,000	3	3,525,389.64	17.37
1,200,001 - 1,300,000	3	3,696,054.44	18.21
1,300,001 - 1,400,000	2	2,640,928.54	13.01
1,400,001 - 1,496,564	7	10,436,662.26	51.41
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
3.67500 - 3.75000	5	6,849,284.14	33.74
3.75001 - 4.00000	9	12,249,884.72	60.35
4.00001 - 4.12500	1	1,199,866.02	5.91
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.450 - 2.500	5	6,849,284.14	33.74
2.501 - 2.750	9	12,249,884.72	60.35
2.751 - 2.900	1	1,199,866.02	5.91
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	14	19,051,942.40	93.86
10.001 - 10.050	1	1,247,092.48	6.14
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIODIC RATE CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.000	15	20,299,034.88	100.00
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.000	15	20,299,034.88	100.00
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
125	15	20,299,034.88	100.00
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	13	17,682,245.51	87.11
480	2	2,616,789.37	12.89
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
358 - 360	13	17,682,245.51	87.11
> 360	2	2,616,789.37	12.89
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1 - 2	15	20,299,034.88	100.00
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE RESET:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 1	15	20,299,034.88	100.00
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	15	20,299,034.88	100.00
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE ADJ FREQ:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	15	20,299,034.88	100.00
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE CHANGE DATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
06/01/04	15	20,299,034.88	100.00
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
43.83 - 45.00	1	1,311,846.27	6.46
45.01 - 50.00	3	4,151,295.89	20.45
50.01 - 55.00	1	1,247,092.48	6.14
55.01 - 60.00	4	5,698,080.02	28.07
60.01 - 65.00	5	6,394,504.71	31.50
70.01 - 71.43	1	1,496,215.51	7.37
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
646 - 660	2	2,658,325.80	13.10
681 - 700	6	8,331,909.02	41.05
701 - 720	2	2,992,966.30	14.74
721 - 740	1	1,167,194.03	5.75
741 - 760	2	2,405,331.74	11.85
761 - 773	2	2,743,307.99	13.51
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	12	16,328,862.81	80.44
Full Documentation	3	3,970,172.07	19.56
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	15	20,299,034.88	100.00
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	14	19,052,032.73	93.86
Condominium	1	1,247,002.15	6.14
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	12	16,185,681.79	79.74
Purchase	3	4,113,353.09	20.26
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	15	20,299,034.88	100.00
Total	15	20,299,034.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NORTH/SOUTH CA BREAKOUT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
CA-NORTH	6	8,215,501.66	40.47
CA-SOUTH	9	12,083,533.22	59.53
Total	15	20,299,034.88	100.00

notable
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
TOP FIFTY ZIP CODE TOP FIFTY ZIP CODE	Mortgage Loans	the Cutoff Date	the Cutoff Date
90077 Barrington, CA	2	2,698,175.32	13.29
94062 Woodside, CA	1	1,496,563.72	7.37
94024 Los Altos, CA	1	1,496,402.58	7.37
94566 Pleasanton, CA	1	1,496,402.58	7.37
92659 Newport Beach, CA	1	1,496,402.58	7.37
92705 Santa Ana, CA	1	1,496,215.51	7.37
93460 Santa Ynez, CA	1	1,458,459.78	7.18
90049 Brentwood, CA	1	1,329,082.27	6.55
94960 San Anselmo, CA	1	1,311,846.27	6.46
95030 Los Gatos, CA	1	1,247,092.48	6.14
92625 Corona del Mar, CA	1	1,247,002.15	6.14
92014 Del Mar, CA	1	1,199,866.02	5.91
94904 Greenbrae, CA	1	1,167,194.03	5.75
92027 Escondido, CA	1	1,158,329.59	5.71
Total	15	20,299,034.88	100.00

RBS Greenwich Capital
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	WAMU 2004-AR6 CA LOANS
	Balances as of 5/01/04

Product:	Monthly MTA

Total Current Balance:	440,965,059
Total Original Balance:	442,642,155

Number Of Loans:	863

			Minimum	Maximum
Average Current Balance:	$510,967.62		$264,135.48	$1,496,563.72
Average Original Amount:	$512,910.96		$333,750.00	$1,500,000.00

Weighted Average Gross Coupon:	3.815%		3.225	4.575%
Weighted Average Gross Margin:	2.590%		2.000	3.350%
Weighted Average Max Int Rate:	9.965%		9.950	10.350%
Weighted Average Periodic Rate Cap:	0.000%		0.000	0.000%
Weighted Average First Rate Cap:	0.000%		0.000	0.000%

Weighted Average Original Ltv:	69.27%		11.76	90.00%

Weighted Average Fico Score:	724		621	820

Weighted Average Original Term:	367	months	180	480	months
Weighted Average Remaining Term:	365	months	179	479	months
Weighted Average Seasoning:	2	months	1	18	months

Weighted Average Next Rate Reset:	1	months	1	1	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average First Rate Adj Freq:	1	months	1	1	months

Weighted Average Prepay Oterm:	16	months	0	36	months

Top Neg Am Loans Concentrations ($):	100.00 % Negative Amortization
Top State Concentrations ($):	100.00 % California
Maximum Zip Code Concentration ($):	1.33% 92651 (Laguna Beach, CA)

First Pay Date:			Dec 01, 2002	May 01, 2004
Rate Chg Date:			Jun 01, 2004	Jun 01, 2004
Mature Date:			Apr 01, 2019	Apr 01, 2044

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Monthly MTA	863	440,965,058.70	100.00
Total	863	440,965,058.70	100.00

table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
264,135 - 300,000	1	264,135.48	0.06
300,001 - 400,000	271	99,738,908.59	22.62
400,001 - 500,000	260	117,490,480.25	26.64
500,001 - 600,000	151	82,950,353.66	18.81
600,001 - 700,000	98	64,177,563.62	14.55
700,001 - 800,000	37	27,327,563.64	6.20
800,001 - 900,000	11	9,190,270.23	2.08
900,001 - 1,000,000	11	10,949,421.41	2.48
1,000,001 - 1,100,000	8	8,577,326.94	1.95
1,100,001 - 1,200,000	3	3,525,389.64	0.80
1,200,001 - 1,300,000	3	3,696,054.44	0.84
1,300,001 - 1,400,000	2	2,640,928.54	0.60
1,400,001 - 1,496,564	7	10,436,662.26	2.37
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
3.22500 - 3.25000	4	1,832,830.84	0.42
3.25001 - 3.50000	18	8,944,338.28	2.03
3.50001 - 3.75000	292	152,503,606.03	34.58
3.75001 - 4.00000	427	219,597,284.04	49.80
4.00001 - 4.25000	120	57,051,042.53	12.94
4.25001 - 4.50000	1	680,585.52	0.15
4.50001 - 4.57500	1	355,371.46	0.08
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.000 - 2.000	4	1,832,830.84	0.42
2.001 - 2.250	17	8,271,167.57	1.88
2.251 - 2.500	280	145,743,641.49	33.05
2.501 - 2.750	438	226,236,938.69	51.30
2.751 - 3.000	122	57,844,523.13	13.12
3.001 - 3.250	1	680,585.52	0.15
3.251 - 3.350	1	355,371.46	0.08
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	817	416,113,682.00	94.36
10.001 - 10.250	20	14,282,724.02	3.24
10.251 - 10.350	26	10,568,652.68	2.40
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIODIC RATE CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.000	863	440,965,058.70	100.00
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.000	863	440,965,058.70	100.00
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
125	863	440,965,058.70	100.00
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
180	1	608,907.03	0.14
360	813	414,540,146.63	94.01
480	49	25,816,005.04	5.85
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
179 - 180	1	608,907.03	0.14
337 - 348	23	8,508,137.30	1.93
349 - 360	790	406,032,009.33	92.08
> 360	49	25,816,005.04	5.85
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1 - 6	840	432,456,921.40	98.07
13 - 18	23	8,508,137.30	1.93
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE RESET:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 1	863	440,965,058.70	100.00
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	863	440,965,058.70	100.00
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE ADJ FREQ:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	863	440,965,058.70	100.00
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE CHANGE DATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
06/01/04	863	440,965,058.70	100.00
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
11.76 - 15.00	2	1,775,899.65	0.40
15.01 - 20.00	1	1,097,480.06	0.25
20.01 - 25.00	1	483,615.06	0.11
25.01 - 30.00	1	427,826.84	0.10
30.01 - 35.00	1	383,001.49	0.09
35.01 - 40.00	10	5,411,280.84	1.23
40.01 - 45.00	17	9,903,191.07	2.25
45.01 - 50.00	28	18,442,802.51	4.18
50.01 - 55.00	42	22,895,414.55	5.19
55.01 - 60.00	61	36,195,183.96	8.21
60.01 - 65.00	73	40,989,962.75	9.30
65.01 - 70.00	86	40,897,938.99	9.27
70.01 - 75.00	226	111,857,354.42	25.37
75.01 - 80.00	307	147,196,892.21	33.38
80.01 - 85.00	4	1,561,334.72	0.35
85.01 - 90.00	3	1,445,879.58	0.33
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
621 - 640	16	7,795,699.63	1.77
641 - 660	29	15,751,891.41	3.57
661 - 680	39	18,983,938.90	4.31
681 - 700	201	106,127,745.35	24.07
701 - 720	136	68,001,004.51	15.42
721 - 740	135	65,226,196.23	14.79
741 - 760	121	61,457,763.77	13.94
761 - 780	107	56,565,272.86	12.83
781 - 800	61	31,876,465.69	7.23
801 - 820	18	9,179,080.35	2.08
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	612	316,968,957.54	71.88
Full Documentation	251	123,996,101.16	28.12
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	817	421,162,378.51	95.51
Second Home	23	11,294,542.89	2.56
Investor	23	8,508,137.30	1.93
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	780	401,351,584.10	91.02
Condominium	65	28,758,295.55	6.52
Two-Four Family	18	10,855,179.05	2.46
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	416	213,663,660.74	48.45
Purchase	317	162,131,001.73	36.77
Rate/Term Refinance	130	65,170,396.23	14.78
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	863	440,965,058.70	100.00
Total	863	440,965,058.70	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NORTH/SOUTH CA BREAKOUT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
CA-NORTH	383	196,059,621.09	44.46
CA-SOUTH	480	244,905,437.61	55.54
Total	863	440,965,058.70	100.00

notable
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
TOP FIFTY ZIP CODE TOP FIFTY ZIP CODE	Mortgage Loans	the Cutoff Date	the Cutoff Date
92651 Laguna Beach, CA	8	5,883,362.78	1.33
91320 Newbury Park, CA	8	4,437,200.61	1.01
95037 Morgan Hill, CA	9	4,374,702.41	0.99
95476 Sonoma, CA	7	4,307,567.52	0.98
92672 San Clemente, CA	8	4,297,127.63	0.97
94526 Danville, CA	7	4,179,063.81	0.95
94583 San Ramon, CA	9	4,049,148.66	0.92
94941 Muir Woods, CA	7	3,948,032.30	0.90
94025 Menlo Park, CA	6	3,583,355.88	0.81
92008 Carlsbad, CA	6	3,309,170.68	0.75
92677 Laguna Beach, CA	6	3,300,472.36	0.75
93010 Camarillo, CA	6	3,152,801.23	0.71
93065 Simi Valley, CA	6	3,150,890.96	0.71
94024 Los Altos, CA	3	3,132,362.99	0.71
94062 Woodside, CA	3	3,102,060.16	0.70
90049 Brentwood, CA	4	3,054,370.82	0.69
91364 Woodland Hills, CA	6	2,855,355.76	0.65
93460 Santa Ynez, CA	3	2,773,163.84	0.63
94587 Union City, CA	6	2,759,484.46	0.63
92009 Carlsbad, CA	5	2,744,055.04	0.62
92705 Santa Ana, CA	3	2,726,930.62	0.62
90077 Barrington, CA	2	2,698,175.32	0.61
94301 Palo Alto, CA	4	2,696,582.13	0.61
94015 Daly City, CA	6	2,674,745.88	0.61
95120 San Jose, CA	5	2,636,775.35	0.60
94901 San Rafael, CA	5	2,549,940.34	0.58
92027 Escondido, CA	3	2,505,072.72	0.57
91301 Agoura, CA	4	2,385,380.06	0.54
94080 South San Francisco, CA	5	2,381,808.22	0.54
90275 Rancho Palos Verdes, CA	3	2,370,657.06	0.54
95123 San Jose, CA	5	2,340,713.54	0.53
94506 Danville, CA	4	2,322,404.86	0.53
91011 La Canada, CA	4	2,308,978.91	0.52
91302 Calabasas, CA	3	2,301,205.80	0.52
92656 Aliso Viejo, CA	5	2,273,177.27	0.52
90069 Los Angeles, CA	4	2,269,183.38	0.51
94705 Berkeley, CA	3	2,260,989.75	0.51
92679 Trabuco, CA	3	2,240,655.05	0.51
93908 Salinas, CA	4	2,180,379.69	0.49
95070 Saratoga, CA	3	2,147,233.54	0.49
90019 Rimpau, CA	4	2,137,125.59	0.48
92028 Rainbow, CA	4	2,118,625.04	0.48
91362 Thousand Oaks, CA	4	2,113,842.85	0.48
90064 Los Angeles, CA	4	2,113,013.82	0.48
92692 Mission Viejo, CA	5	2,107,603.26	0.48
93108 Montecito, CA	3	2,105,084.04	0.48
93101 Santa Barbara, CA	4	2,103,064.52	0.48
93940 Monterey, CA	4	2,042,238.99	0.46
92037 La Jolla, CA	4	1,961,567.12	0.44
91360 Thousand Oaks, CA	5	1,959,822.40	0.44
Total	242	141,426,727.02	32.07

notable